Business Segment Results (dollars in millions)

	For the three months ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Sales:
High Performance Materials & Components	$496.6	$533.1	$451.8	$497.0
Advanced Alloys & Solutions	508.2	547.3	566.9	521.6
Total sales	$1,004.8	$1,080.4	$1,018.7	$1,018.6

Operating profit:
High Performance Materials & Components	$51.7	$78.4	$68.4	$73.1
% of sales	10.4%	14.7%	15.1%	14.7%
Advanced Alloys & Solutions	10.0	36.1	30.8	32.2
% of sales	2.0%	6.6%	5.4%	6.2%
Total operating profit	61.7	114.5	99.2	105.3
% of sales	6.1%	10.6%	9.7%	10.3%

LIFO and net realizable value reserves	(0.1)	—	—	—
Corporate expenses	(16.6)	(18.0)	(16.0)	(16.2)
Closed operations and other expenses	(3.1)	(7.9)	(8.2)	(6.3)
Restructuring and other charges	—	—	—	(4.5)
Debt extinguishment charge	—	—	—	(21.6)
Joint venture impairment reserve	—	—	—	(11.4)
Gain on asset sales, net	—	21.6	68.2	—
Interest expense, net	(24.8)	(25.9)	(24.2)	(24.1)
Income before income taxes	$17.1	$84.3	$119.0	$21.2

	For the fiscal year ended December 31,
	2019	2018	2017	2016	2015
Sales:
High Performance Materials & Components	$1,978.5	$1,963.1	$1,704.8	$1,547.8	$1,585.2
Advanced Alloys & Solutions	2,144.0	2,083.5	1,820.3	1,586.8	2,134.4
Total sales	$4,122.5	$4,046.6	$3,525.1	$3,134.6	$3,719.6

Operating profit (loss):
High Performance Materials & Components	$271.6	$269.7	$191.4	$122.4	$96.8
% of sales	13.7%	13.7%	11.2%	7.9%	6.1%
Advanced Alloys & Solutions	109.1	143.5	92.0	(116.7)	(181.6)
% of sales	5.1%	6.9%	5.1%	(7.4)%	(8.5)%
Total operating profit (loss)	380.7	413.2	283.4	5.7	(84.8)
% of sales	9.2%	10.2%	8.0%	0.2%	(2.3)%

LIFO and net realizable value reserves	(0.1)	(0.7)	(0.2)	0.8	0.1
Corporate expenses	(66.8)	(58.1)	(50.5)	(43.4)	(44.7)
Closed operations and other expenses	(25.5)	(21.6)	(34.0)	(34.6)	(22.1)
Restructuring and other charges	(4.5)	—	—	(538.5)	(89.7)
Impairment of goodwill	—	—	(114.4)	—	(126.6)
Debt extinguishment charge	(21.6)	—	(37.0)	—	—
Gain on joint venture deconsolidation	—	15.9	—	—	—
Joint venture impairment reserve	(11.4)	—	—	—	—
Gain on asset sales, net	89.8	—	—	—	—
Interest expense, net	(99.0)	(101.0)	(133.8)	(124.0)	(110.2)
Income (loss) before income taxes	$241.6	$247.7	$(86.5)	$(734.0)	$(478.0)

Revenue by Market (dollars in millions)

	For the fiscal year ended December 31, 2019
	AAS		HPMC		Total
Market
Aerospace & Defense:
Jet Engines	$100.8	5%	$1,037.3	52%	$1,138.1	28%
Airframes	249.5	12%	365.7	19%	615.2	15%
Government Aerospace & Defense	156.0	7%	221.1	11%	377.1	9%
Total Aerospace & Defense	$506.3	24%	$1,624.1	82%	$2,130.4	52%
Oil & Gas	464.5	22%	46.1	2%	510.6	12%
Automotive	286.1	13%	10.5	1%	296.6	7%
Energy	178.8	8%	107.5	6%	286.3	7%
Food Equipment & Appliances	205.5	9%	0.3	—%	205.8	5%
Construction/Mining	152.5	7%	42.5	2%	195.0	5%
Medical	87.0	4%	85.4	4%	172.4	4%
Electronics/Computers/Communications	162.7	8%	0.5	—%	163.2	4%
Other	100.6	5%	61.6	3%	162.2	4%
Total	$2,144.0	100%	$1,978.5	100%	$4,122.5	100%

	For the fiscal year ended December 31, 2018
	AAS		HPMC		Total
Market
Aerospace & Defense:
Jet Engines	$76.1	4%	$1,075.3	55%	$1,151.4	29%
Airframes	230.1	11%	306.9	16%	537.0	13%
Government Aerospace & Defense	96.4	5%	180.7	9%	277.1	7%
Total Aerospace & Defense	$402.6	20%	$1,562.9	80%	$1,965.5	49%
Oil & Gas	493.9	24%	52.3	3%	546.2	13%
Automotive	313.9	15%	9.5	—%	323.4	8%
Energy	152.9	7%	81.6	4%	234.5	6%
Food Equipment & Appliances	244.5	12%	0.4	—%	244.9	6%
Construction/Mining	153.3	7%	72.7	4%	226.0	6%
Medical	77.1	4%	106.0	5%	183.1	4%
Electronics/Computers/Communications	155.4	7%	1.5	—%	156.9	4%
Other	89.9	4%	76.2	4%	166.1	4%
Total	$2,083.5	100%	$1,963.1	100%	$4,046.6	100%

	For the fiscal year ended December 31, 2017
	AAS		HPMC		Total
Market
Aerospace & Defense:
Jet Engines	$59.9	3%	$896.0	53%	$955.9	27%
Airframes	186.7	10%	295.6	17%	482.3	14%
Government Aerospace & Defense	94.5	5%	185.4	11%	279.9	8%
Total Aerospace & Defense	$341.1	18%	$1,377.0	81%	$1,718.1	49%
Oil & Gas	368.0	20%	50.2	3%	418.2	12%
Automotive	264.9	15%	8.8	—%	273.7	8%
Energy	122.7	7%	69.5	4%	192.2	5%
Food Equipment & Appliances	225.6	12%	0.4	—%	226.0	6%
Construction/Mining	141.7	8%	51.2	3%	192.9	6%
Medical	101.9	6%	81.1	5%	183.0	5%
Electronics/Computers/Communications	150.6	8%	1.0	—%	151.6	4%
Other	103.8	6%	65.6	4%	169.4	5%
Total	$1,820.3	100%	$1,704.8	100%	$3,525.1	100%